   As filed with the Securities and Exchange Commission on November 26, 1997

                                                      Registration No. 33-51800
================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                             ____________________

                        POST-EFFECTIVE AMENDMENT NO. 1

                                      TO

                                   FORM S-8

                            REGISTRATION STATEMENT

                                     Under

                          THE SECURITIES ACT OF 1933
                          __________________________

                                EMC CORPORATION
            (Exact name of registrant as specified in its charter)


          MASSACHUSETTS                                         04-2680009
  (State or other jurisdiction                               (I.R.S. Employer
of incorporation or organization)                          Identification No.)


                    EMC CORPORATION 1985 STOCK OPTION PLAN
                           (Full title of the plan)
                           _________________________

                               171 SOUTH STREET
                        HOPKINTON, MASSACHUSETTS 01748
         (Address of principal executive offices, including zip code)
                           _________________________

                             Paul T. Dacier, Esq.
                      Vice President and General Counsel
                                EMC Corporation
                               171 South Street
                        Hopkinton, Massachusetts  01748
                                (508) 435-1000
                           _________________________
(Name, Address and Telephone Number, including Area Code, of Agent for Service)

================================================================================

       Pursuant to Rule 478(a)(4) under the Securities Act of 1933, the Registrant hereby withdraws from registration under this Registration Statement 1,000,000 shares of Common Stock originally registered hereunder which have not been issued and which are being registered pursuant to a registration statement on Form S-3.
                                   SIGNATURE

     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Post-Effective Amendment No. 1 to Registration Statement on Form S-8 to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Hopkinton, Commonwealth of Massachusetts on the 24th day of November, 1997.
                                       EMC CORPORATION

                                       By:/s/ Richard J. Egan
                                          --------------------------
                                       Name: Richard J. Egan
                                       Title: Chairman of the Board and
                                              Director (Principal
                                              Executive Officer)

                               POWER OF ATTORNEY

     We, the undersigned officers and directors of EMC Corporation, hereby severally constitute Richard J. Egan, Colin G. Patteson, William J. Teuber, Jr. and Paul T. Dacier, and each of them singly, our true and lawful attorneys-in-fact with full power of substitution and resubstitution, for them, and each of them singly, to sign for us and in our names in the capacities indicated below, the Registration Statement filed herewith and any and all amendments to said Registration Statement (including pre-effective and post-effective amendments), and generally to do all such things in our name and behalf in our capacities as officers and directors to enable EMC Corporation to comply with the provisions of the Securities Act of 1933, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by our said attorneys-in-fact, or any of them, to said Registration Statement and any and all amendments thereto.

        Witness our hands and common seal on the dates set forth below.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

     Signatures                  Title                      Date
     ----------                  -----                      ----

/s/ Richard J. Egan          Chairman of the Board       November 24, 1997
--------------------------    and Director
Richard J. Egan               (Principal Executive
                              Officer)


/s/ Michael C. Ruettgers     President and Chief         November 24, 1997
--------------------------    Executive Officer and
Michael C. Ruettgers          Director


                             Senior Vice President,      November   , 1997
--------------------------    Chief Administrative
Colin G. Patteson             Officer and Treasurer
                              (Principal Financial
                              Officer)

                             Vice President and Chief    November   , 1997
--------------------------    Financial Officer
William J. Teuber, Jr.        (Principal Accounting
                              Officer)

                             Director                    November   , 1997
--------------------------
Michael J. Cronin

/s/ John F. Cunningham       Director                    November 25, 1997
--------------------------
John F. Cunningham

/s/  John R. Egan            Director                    November 24, 1997
--------------------------
John R. Egan

/s/  Maureen E. Egan         Director                    November 24, 1997
--------------------------
Maureen E. Egan

/s/ W. Paul Fitzgerald       Director                    November 24, 1997
--------------------------
W. Paul Fitzgerald

                             Director                    November   , 1997
--------------------------
Joseph F. Oliveri